Exhibit 99.1

0	● ●
John R. Buran, President and CEO Commentary

Flushing Financial Corporation Reports 4Q24 and 2024

GAAP Loss Per Share of $(1.61) and $(1.05), and Core EPS of $0.14 and $0.73, Respectively;

Actions Taken to Improve Profitability and to Strengthen the Balance Sheet

“Our Company successfully executed meaningful actions in 2024 to position it for enhanced earnings in 2025. First, we raised $70 million of capital to reposition the balance sheet, completed the restructuring of the investment portfolio, transferred loans to held for sale, and repositioned borrowings while reducing the cost. The overall result of this balance sheet restructuring is expected to be a significant improvement performance with 10-15 bps of NIM expansion expected in 1Q25. This restructuring will further propel our baseline NIM expansion, which was 29 and 18 bps, respectively, for GAAP and Core, in 4Q24. Second, our actions to move the balance sheet to a more neutral position have helped position the Company for the current environment. The recent steepening of the yield curve should further aid NIM improvement over time. Lastly, after making progress on our four areas of focus in 2024, we are shifting the priorities in 2025 to 1) Preserving Strong Liquidity and Capital, 2) Maintaining Credit Discipline, and 3) Improving Profitability. While progress occurred in 2024, by shifting our priorities in 2025, we expect further improvement.

- John R. Buran, President and CEO

UNIONDALE, N.Y., January 28, 2025 – Restructuring Largely Complete. The Company reported fourth quarter and full year 2024 GAAP loss per share of $(1.61) and $(1.05), respectively. Core EPS for the fourth quarter and full year 2024 totaled $0.14 and $0.73, respectively. During the fourth quarter, the Company took several actions to improve profitability and strengthen the balance sheet, including raising $70 million of common capital, selling approximately $445 million of securities yielding 1.98%, purchasing $384 million of securities yielding 5.67%, terminating $200 million of a related investment securities swap for a $3 million pre-tax gain, prepaying $251 million of FHLB advances at a weighted average rate of 4.82%, replacing this funding at a rate of 4.54%, and moving $74 million of loans with a weighted average coupon of 3.91% to held for sale incurring an 100% interest rate mark of $3.8 million pre-tax. The net result of these transactions and other adjustments totaled $76.0 million (pre-tax) or $(1.74) per share, net of tax in 4Q24 and $(1.77) per share in 2024.

Asset Quality Stable, and Capital Improves. Asset quality metrics were stable as NPAs were down 6.5% QoQ, but criticized and classified loans totaled 107 bps of gross loans. Net charge-offs to average loans were 28 bps in 4Q24 primarily relating to loans that were already fully reserved. TCE/TA1 increased to 7.82% at December 31, 2024, up 82 bps QoQ.

Key Financial Metrics[2]

	4Q24	3Q24	2Q24	1Q24	4Q23	2024	2023
GAAP:
(Loss) Earnings per Share	($1.61)	$0.30	$0.18	$0.12	$0.27	($1.05)	$0.96
ROAA (%)	(2.17)	0.39	0.24	0.17	0.38	(0.35)	0.34
ROAE (%)	(29.24)	5.30	3.19	2.20	4.84	(4.67)	4.25
NIM FTE[3] (%)	2.39	2.10	2.05	2.06	2.29	2.15	2.24
Core:
EPS	$0.14	$0.26	$0.18	$0.14	$0.25	$0.73	$0.83
ROAA (%)	0.19	0.34	0.25	0.20	0.35	0.24	0.29
ROAE (%)	2.54	4.59	3.27	2.58	4.51	3.25	3.69
Core NIM FTE (%)	2.25	2.07	2.03	2.06	2.31	2.10	2.21
Credit Quality:
NPAs/Loans & OREO (%)	0.76	0.81	0.82	0.68	0.67	0.76	0.67
ACLs/Loans (%)	0.60	0.59	0.61	0.60	0.58	0.60	0.58
ACLs/NPLs (%)	120.51	117.75	120.58	164.13	159.55	120.51	159.55
NCOs/Avg Loans (%)	0.28	0.18	(0.01)	-	-	0.11	0.16
Balance Sheet:
Avg Loans ($B)	$6.8	$6.7	$6.7	$6.8	$6.9	$6.8	$6.8
Avg Dep ($B)	$7.4	$7.5	$7.2	$7.1	$6.9	$7.3	$6.9
Book Value/Share	$21.53	$22.94	$22.89	$23.04	$23.21	$21.53	$23.21
Tangible BV/Share	$20.97	$22.29	$22.24	$22.39	$22.54	$20.97	$22.54
TCE/TA (%)	7.82	7.00	7.12	7.40	7.64	7.82	7.64

Note: In certain circumstances, reclassifications have been made to prior periods to conform to the current presentation.

1 Tangible Common Equity (“TCE”)/Total Assets (“TA”). 2 See “Reconciliation of GAAP (Loss) Earnings and Core Earnings”, “Reconciliation of GAAP Revenue and Pre-Provision Pre-Tax Net Revenue”, and “Reconciliation of GAAP Net Interest Margin to Core Net Interest Income and Net Interest Margin.” 3 Net Interest Margin (“NIM”) Fully Taxable Equivalent (“FTE”).

Investor Contact: Susan K. Cullen, SEVP, CFO and Treasurer, 718-961-54001

4Q24 Highlights
●
Net interest margin FTE increased 10 bps YoY and 29 bps QoQ to 2.39%; Core net interest margin FTE decreased 6 bps YoY, but increased 18 bps QoQ to 2.25%; Prepayment penalty income, net reversals and recovered interest from nonaccrual and delinquent loans, swap termination fees and income, net gains and losses from fair value adjustments on qualifying hedges, and purchase accounting accretion totaled 17 bps in 4Q24 compared to 15 bps in 4Q23 and 11 bps in 3Q24; The net result of the balance sheet restructuring is expected to increase the NIM by approximately 10-15 bps in 1Q25
●
Average total deposits increased 8.2% YoY but decreased 0.2% QoQ to $7.4 billion; Average noninterest bearing (NIB) deposits declined 0.4% YoY but increased 2.9% QoQ and totaled 11.7% of total average deposits compared to 12.7% in 4Q23 and 11.3% in 3Q24. Average CDs were $2.7 billion, up 14.6% YoY and 7.0% QoQ
●
Period end net loans decreased 2.3% YoY and 1.1% QoQ to $6.7 billion; Loan closings were $225.2 million, down 7.8% YoY, but up 3.7% QoQ; Back-to-back swap loan originations were $58.5 million compared to $38.5 million in 3Q24 and generated $0.9 million and $0.6 million of noninterest income, respectively; Loan pipeline increased 21.9% YoY, but declined 32.1% QoQ to $198.9 million; Approximately 27% of the loan pipeline consists of back-to-back swap loans
●
NPAs totaled $51.3 million (57 bps of assets) in 4Q24 compared to $46.2 million (54 bps) a year ago and $54.9 million (59 bps) in the prior quarter; A $2.6 million reserve was allocated to the Company’s largest NPA based on updated information
●
Noninterest expense growth was 12% YoY in 4Q24 and 7.8% for 2024; Core noninterest expense growth was 6.6% YoY in 4Q24 and 6.1% in 2024, in line with our target of mid-single digit increase for 2024
●
Provision for credit losses was $6.4 million in 4Q24 compared to $1.0 million in 4Q23 and $1.7 million in 3Q24; Net charge-offs  were $4.7 million in 4Q24 compared to $60,000 in 4Q23 and $3.0 million in 3Q24; 4Q24 net charge-offs primarily relate to loans that were previously fully reserved
●
Tangible Common Equity to Tangible Assets was 7.82% at December 31, 2024, compared to 7.00% at September 30, 2024; Tangible book value per share was $20.97 compared to $22.54 a year ago

Areas of Focus
Increase NIM and Reduce Volatility
●
GAAP and Core NIM increased by 29 bps and 18 bps QoQ, respectively, in 4Q24
●
Approximately 27% of the loan portfolio consists of floating rate loans (including hedges)
●
Average NIB deposits increased 2.9% QoQ and accounted for 11.7% of average total deposits

Maintain Credit Discipline
●
Approximately 90% of the loan portfolio is collateralized by real estate with an average loan to value of less than 35%
●
Weighted average debt service coverage ratio is approximately 1.8x for multifamily and investor commercial real estate loans
●
Criticized and classified loans are 1.07% of gross loans
●
Manhattan office buildings exposure is minimal at 0.5% of gross loans

Preserve Strong Liquidity and Capital
●
Maintaining ample liquidity with $3.6 billion of undrawn lines and resources as of December 31, 2024
●
Uninsured and uncollateralized deposits were 17% of total deposits, while uninsured deposits were 31% of total deposits
●
Total average deposits increased by 8.2% YoY, but declined 0.2% QoQ
●
Tangible Common Equity to Tangible Assets was 7.82% at December 31, 2024, up 82 bps QoQ

Bend the Expense Curve
●
GAAP noninterest expense to average assets was 2.01% in 4Q24 compared to 1.90% in 4Q23 and 1.68% in 3Q24
●
GAAP and Core noninterest expense growth was 7.8% and 6.1% in 2024, respectively, as investments were made to improve long term profitability

Investor Contact: Susan K. Cullen, SEVP, CFO and Treasurer, 718-961-54002

Income Statement Highlights

						YoY	QoQ
($000s, except EPS)	4Q24	3Q24	2Q24	1Q24	4Q23	Change	Change

Net Interest Income	$51,235	$45,603	$42,776	$42,397	$46,085	11.2%	12.4%
Provision for Credit Losses	6,440	1,727	809	592	998	545.3	272.9
Noninterest Income (Loss)	(71,022)	6,277	4,216	3,084	7,402	(1,059.5)	(1,231.5)
Noninterest Expense	45,630	38,696	39,047	39,892	40,735	12.0	17.9
(Loss) Income Before Income Taxes	(71,857)	11,457	7,136	4,997	11,754	(711.3)	(727.2)
Provision (Benefit) for Income Taxes	(22,612)	2,551	1,814	1,313	3,655	(718.7)	(986.4)
Net (Loss) Income	($49,245)	$8,906	$5,322	$3,684	$8,099	(708.0)	(652.9)
Diluted (Loss) Earnings per Share	($1.61)	$0.30	$0.18	$0.12	$0.27	(696.3)	(636.7)
Avg. Diluted Shares (000s)	30,519	29,742	29,789	29,742	29,650	2.9	2.6

Core Net Income[1]	$4,209	$7,723	$5,456	$4,312	$7,546	(44.2)	(45.5)
Core EPS[1]	$0.14	$0.26	$0.18	$0.14	$0.25	(44.0)	(46.2)

1 See Reconciliation of GAAP Earnings and Core Earnings

Net interest income increased YoY and QoQ.

●	Net Interest Margin FTE of 2.39% increased 10 bps YoY and 29 bps QoQ; The cost of funds declined 34 bps QoQ partially offset by a 3 bps decrease in the yield on interest earning assets
●	Prepayment penalty income, swap termination fees and income, net reversals and recoveries of interest from nonaccrual and delinquent loans, net gains and losses from fair value adjustments on qualifying hedges, and purchase accounting accretion totaled $3.8 million (17 bps to the NIM) in 4Q24 compared to $2.4 million (11 bps to NIM) in 3Q24, $0.7 million (3 bps to NIM) in 2Q24, $1.0 million (5 bps to NIM) in 1Q24, and $3.0 million (15 bps to NIM) in 4Q23
●	Excluding the items in the previous bullet, the net interest margin was 2.22% in 4Q24 compared to 1.99% in 3Q24, 2.02% in 2Q24, 2.01% in 1Q24, and 2.14% in 4Q23

The provision for credit losses increased YoY and QoQ.

●	Net charge-offs (recoveries) were $4.7 million (28 bps of average loans) in 4Q24 compared to $3.0 million (18 bps of average loans) in 3Q24, $(92,000) ((1) bp of average loans) in 2Q24, $4,000 (less than 1 bp of average loans) in 1Q24, and $60,000 (less than 1 bp of average loans) in 4Q23; Net charges-offs in 4Q24 primarily relate to loans that were fully reserved

Noninterest income (loss) decreased YoY and QoQ.

●	Back-to-back swap loan closings of $58.5 million in 4Q24 (compared to $121.6 million in 4Q23 and $38.5 million in 3Q24) generated $0.9 million of noninterest income (compared to $1.5 million in 4Q23 and $0.6 million in 3Q24)
●	The result of the balance sheet restructuring was a pre-tax loss of $76.4 million from the sale of the investment securities and the transfer of loans to held for sale.
●	Net gains (losses) from fair value adjustments were $(1.1) million ($(0.03) per share, net of tax) in 4Q24, $1.0 million ($0.03 per share, net of tax) in 3Q24, $0.1 million (less than $0.01 per share, net of tax) in 2Q24, $(0.8) million ($(0.02) per share, net of tax) in 1Q24, and $0.9 million ($0.02 per share, net of tax) in 4Q23
●	Gain on life insurance proceeds were $0.3 million (about $0.01 per share) in 4Q24, $1,000 (less than $0.01 per share) in 3Q24, and $0.7 million ($0.02 per share) in 4Q23
●	Absent the items in the previous three bullets and other immaterial adjustments, core noninterest income was $6.0 million in 4Q24, up 3.1% YoY and 12.8% QoQ

Noninterest expense increased YoY and QoQ.

●	The balance sheet restructuring affected FHLB advances by incurring a $2.6 million pre-payment penalty
●	Excluding the effects of the prior bullet and other immaterial adjustments, core noninterest expenses were $42.8 million in 4Q24, up 6.6% YoY and 10.8% QoQ; YoY increases primarily relate to business investments in staff and branches and deposit insurance premiums

Investor Contact: Susan K. Cullen, SEVP, CFO and Treasurer, 718-961-54003

Provision (benefit) for income taxes was $(22.6) million in 4Q24 compared to $3.7 million in 4Q23 and $2.6 million in 3Q24.

●	The effective tax rate was 31.5% in 4Q24, 22.3% in 3Q24, 25.4% in 2Q24, 26.3% in 1Q24, and 31.1% in 4Q23
●	The effective tax rate in 4Q24 was primarily related to the increased benefit of permanent differences relative to pre-tax income (loss); The effective tax rate in 3Q24 includes approximately $0.5 million of discrete tax benefits

Balance Sheet, Credit Quality, and Capital Highlights

						YoY		QoQ
	4Q24	3Q24	2Q24	1Q24	4Q23	Change		Change
Averages ($MM)
Loans	$6,780	$6,737	$6,748	$6,804	$6,868	(1.3)%		0.6%
Total Deposits	7,450	7,464	7,196	7,081	6,884	8.2		(0.2)

Credit Quality ($000s)
Nonperforming Loans	$33,318	$34,261	$34,540	$24,829	$25,172	32.4%		(2.8)%
Nonperforming Assets	51,318	54,888	55,832	46,254	46,153	11.2		(6.5)
Criticized and Classified Loans	72,207	68,338	76,485	59,021	76,719	(5.9)		5.7
Criticized and Classified Assets	90,207	88,965	97,777	80,446	97,700	(7.7)		1.4
Allowance for Credit Losses/Loans (%)	0.60	0.59	0.61	0.60	0.58	2	bps	1	bp

Capital
Book Value/Share	$21.53	$22.94	$22.89	$23.04	$23.21	(7.2)%		(6.1)%
Tangible Book Value/Share	20.97	22.29	22.24	22.39	22.54	(7.0)		(5.9)
Tang. Common Equity/Tang. Assets (%)	7.82	7.00	7.12	7.40	7.64	18	bps	82	bps
Leverage Ratio (%)	8.04	7.91	8.18	8.32	8.47	(43)		13

Average loans decreased YoY but increased QoQ.

●	Period end net loans totaled $6.7 billion, down 2.3% YoY and 1.1% QoQ; Approximately $74 million of loans were moved to held for sale at the end of the quarter and incurred a $3.8 million interest rate mark; The sales are expected to close in 1Q25
●	Total loan closings were $225.2 million in 4Q24, $217.1 million in 3Q24, $126.0 million in 2Q24, $130.0 million in 1Q24, and $244.3 million in 4Q23; the loan pipeline was $198.9 million at December 31, 2024, up 21.9% YoY, but down 32.1% QoQ
●	The diversified loan portfolio is approximately 90% collateralized by real estate with an average loan-to-value ratio of <35%

Average total deposits increased YoY but declined QoQ.

●	Average noninterest bearing deposits decreased 0.4% YoY, but increased 2.9% QoQ and comprised 11.7% of average total deposits in 4Q24 compared to 12.7% a year ago
●	Average CDs totaled $2.7 billion, up 14.6% YoY, but down 7.0% QoQ; approximately $792.0 million of retail CDs are due to mature at an average rate of 4.59% in 1Q25

Credit Quality: Nonperforming loans increased YoY but decreased QoQ.

●	Nonperforming loans were 49 bps of loans in 4Q24 compared to 36 bps in 4Q23 and 50 bps in 3Q24; The Company allocated $2.6 million of reserves to its largest NPA during the quarter based on updated information
●	Criticized and classified loans were 107 bps of gross loans at 4Q24 compared to 100 bps at 3Q24, 113 bps at 2Q24, 87 bps at 1Q24, and 111 bps at 4Q23
●	Allowance for credit losses was 120.5% of nonperforming loans at 4Q24 compared to 159.5% at 4Q23 and 117.7% at 3Q24

Capital: Book value per common share and tangible book value per common share, a non-GAAP measure, decreased 7.2% and 7.0% YoY to $21.53 and $20.97, respectively.

●	The Company completed a $70 million common stock offering on December 16, 2024, in which it issued approximately 4.6 million shares; the offering enabled the Company to strengthen the balance sheet and improve future earnings
●	The Company paid a dividend of $0.22 per share in 4Q24; 807,964 shares remaining subject to repurchase under the authorized stock repurchase program, which has no expiration or maximum dollar limit
●	Tangible common equity to tangible assets was 7.82% at December 31, 2024, compared to 7.64% at December 31, 2023, and 7.00% at September 30, 2024

Investor Contact: Susan K. Cullen, SEVP, CFO and Treasurer, 718-961-54004

Conference Call Information

Conference Call Information:

●	John R. Buran, President and Chief Executive Officer, and Susan K. Cullen, Senior Executive Vice President and Chief Financial Officer and Treasurer, will host a conference call on Wednesday, January 29, 2025, at 9:30 AM (ET) to discuss the Company’s fourth quarter and full year results and strategy.
●	Dial-in for Live Call: 1-877-509-5836; Canada 855-669-9657
●	Webcast: https://event.choruscall.com/mediaframe/webcast.html?webcastid=NSw9K84e
●	Dial-in for Replay: 1-877-344-7529; Canada 855-669-9658
●	Replay Access Code: 2177218
●	The conference call will be simultaneously webcast and archived

First Quarter 2025 Earnings Release Date:

The Company plans to release First Quarter 2025 financial results after the market close on April 29, 2025, followed by a conference call at 9:30 AM (ET) on April 30, 2025.

A detailed announcement will be issued prior to the first quarter’s close confirming the date and the time of the earning release.

About Flushing Financial Corporation

Flushing Financial Corporation (Nasdaq: FFIC) is the holding company for Flushing Bank®, an FDIC insured, New York State —chartered commercial bank that operates banking offices in Queens, Brooklyn, Manhattan, and on Long Island. The Bank has been building relationships with families, business owners, and communities since 1929. Today, it offers the products, services, and conveniences associated with large commercial banks, including a full complement of deposit, loan, equipment finance, and cash management services. Rewarding customers with personalized attention and bankers that can communicate in the languages prevalent within these multicultural markets is what makes the Bank uniquely different. As an Equal Housing Lender and leader in real estate lending, the Bank’s experienced lending teams create mortgage solutions for real estate owners and property managers both within and outside the New York City metropolitan area. The Bank also fosters relationships with consumers nationwide through its online banking division with the iGObanking® and BankPurely® brands.

Additional information on Flushing Bank and Flushing Financial Corporation may be obtained by visiting the Company’s website at FlushingBank.com. Flushing Financial Corporation’s earnings release and presentation slides will be available prior to the conference call at www.FlushingBank.com under Investor Relations.

“Safe Harbor” Statement under the Private Securities Litigation Reform Act of 1995: Statements in this Press Release relating to plans, strategies, economic performance and trends, projections of results of specific activities or investments and other statements that are not descriptions of historical facts may be forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. Forward-looking information is inherently subject to risks and uncertainties, and actual results could differ materially from those currently anticipated due to a number of factors, which include, but are not limited to, risk factors discussed in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2023 and in other documents filed by the Company with the Securities and Exchange Commission from time to time. Forward-looking statements may be identified by terms such as “may”, “will”, “should”, “could”, “expects”, “plans”, “intends”, “anticipates”, “believes”, “estimates”, “predicts”, “forecasts”, “goals”, “potential” or “continue” or similar terms or the negative of these terms. Although we believe that the expectations reflected in the forward-looking statements are reasonable, we cannot guarantee future results, levels of activity, performance, or achievements. The Company has no obligation to update these forward-looking statements.

#FF- Statistical Tables Follow -

Investor Contact: Susan K. Cullen, SEVP, CFO and Treasurer, 718-961-54005

FLUSHING FINANCIAL CORPORATION and SUBSIDIARIES

FINANCIAL HIGHLIGHTS

(Unaudited)

	At or for the three months ended										At or for the year ended
	December 31,		September 30,		June 30,		March 31,		December 31,		December 31,		December 31,
(Dollars in thousands, except per share data)	2024		2024		2024		2024		2023		2024		2023
Performance Ratios (1)
Return on average assets	(2.17)%		0.39%		0.24%		0.17%		0.38%		(0.35)%		0.34%
Return on average equity	(29.24)		5.30		3.19		2.20		4.84		(4.67)		4.25
Yield on average interest-earning assets (2)	5.60		5.63		5.43		5.32		5.39		5.50		5.01
Cost of average interest-bearing liabilities	3.75		4.10		3.95		3.83		3.68		3.91		3.29
Cost of funds	3.35		3.69		3.54		3.42		3.26		3.50		2.91
Net interest rate spread during period (2)	1.85		1.53		1.48		1.49		1.71		1.59		1.72
Net interest margin (2)	2.39		2.10		2.05		2.06		2.29		2.15		2.24
Noninterest expense to average assets	2.01		1.68		1.77		1.83		1.90		1.82		1.78
Efficiency ratio (3)	79.01		77.20		82.57		86.07		76.69		81.04		76.72
Average interest-earning assets to average interest-bearing liabilities	1.17	X	1.16	X	1.17	X	1.17	X	1.19	X	1.17	X	1.19	X

Average Balances
Total loans, net	$6,780,268		$6,737,261		$6,748,140		$6,804,117		$6,867,927		$6,767,399		$6,845,349
Total interest-earning assets	8,587,482		8,709,671		8,354,994		8,235,160		8,076,991		8,472,793		8,023,793
Total assets	9,071,879		9,203,884		8,830,665		8,707,505		8,569,002		8,954,491		8,501,564
Total deposits	7,449,504		7,463,783		7,195,940		7,081,498		6,884,037		7,298,549		6,853,494
Total interest-bearing liabilities	7,339,707		7,504,517		7,140,068		7,014,927		6,813,909		7,250,746		6,761,877
Stockholders' equity	673,588		672,762		667,557		669,185		669,819		670,786		675,151

Per Share Data
Book value per common share (4)	$21.53		$22.94		$22.89		$23.04		$23.21		$21.53		$23.21
Tangible book value per common share (5)	$20.97		$22.29		$22.24		$22.39		$22.54		$20.97		$22.54

Stockholders' Equity
Stockholders' equity	$724,539		$666,891		$665,322		$669,827		$669,837		$724,539		$669,837
Tangible stockholders' equity	705,780		648,035		646,364		650,763		650,664		705,780		650,664

Consolidated Regulatory Capital Ratios
Tier 1 capital	$731,958		$735,984		$733,308		$734,192		$737,732		$731,958		$737,732
Common equity Tier 1 capital	685,004		689,902		686,630		687,458		691,754		685,004		691,754
Total risk-based capital	962,272		967,242		965,819		965,796		967,627		962,272		967,627
Risk Weighted Assets	6,762,048		6,790,253		6,718,568		6,664,496		6,750,301		6,762,048		6,750,301

Tier 1 leverage capital (well capitalized = 5%)	8.04%		7.91%		8.18%		8.32%		8.47%		8.04%		8.47%
Common equity Tier 1 risk-based capital (well capitalized = 6.5%)	10.13		10.16		10.22		10.32		10.25		10.13		10.25
Tier 1 risk-based capital (well capitalized = 8.0%)	10.82		10.84		10.91		11.02		10.93		10.82		10.93
Total risk-based capital (well capitalized = 10.0%)	14.23		14.24		14.38		14.49		14.33		14.23		14.33

Capital Ratios
Average equity to average assets	7.43%		7.31%		7.56%		7.69%		7.82%		7.49%		7.94%
Equity to total assets	8.02		7.19		7.31		7.61		7.85		8.02		7.85
Tangible common equity to tangible assets (6)	7.82		7.00		7.12		7.40		7.64		7.82		7.64

Asset Quality
Nonaccrual loans	$33,318		$34,261		$34,540		$24,829		$23,709		$33,318		$23,709
Nonperforming loans	33,318		34,261		34,540		24,829		25,172		33,318		25,172
Nonperforming assets	51,318		54,888		55,832		46,254		46,153		51,318		46,153
Net charge-offs (recoveries)	4,736		3,036		(92)		4		60		7,684		10,812

Asset Quality Ratios
Nonperforming loans to gross loans	0.49%		0.50%		0.51%		0.36%		0.36%		0.49%		0.36%
Nonperforming assets to total assets	0.57		0.59		0.61		0.53		0.54		0.57		0.54
Allowance for credit losses to gross loans	0.60		0.59		0.61		0.60		0.58		0.60		0.58
Allowance for credit losses to nonperforming assets	78.24		73.50		74.60		88.10		87.02		78.24		87.02
Allowance for credit losses to nonperforming loans	120.51		117.75		120.58		164.13		159.55		120.51		159.55
Net charge-offs (recoveries) to average loans	0.28		0.18		(0.01)		—		—		0.11		0.16

Full-service customer facilities	28		28		27		27		27		28		27

(footnotes on next page)

Investor Contact: Susan K. Cullen, SEVP, CFO and Treasurer, 718-961-54006

(1)	Ratios are presented on an annualized basis, where appropriate.
(2)	Yields are calculated on the tax equivalent basis using the statutory federal income tax rate of 21% for the periods presented.
(3)

Efficiency ratio, a non-GAAP measure, was calculated by dividing core noninterest expense (excluding OREO expense and the net gain/loss from the sale of OREO) by the total of core net interest income and core noninterest income.

(4)	Calculated by dividing stockholders’ equity by shares outstanding.
(5)

Calculated by dividing tangible stockholders’ common equity, a non-GAAP measure, by shares outstanding. Tangible stockholders’ common equity is stockholders’ equity less intangible assets. See “Calculation of Tangible Stockholders’ Common Equity to Tangible Assets”.

(6)	See “Calculation of Tangible Stockholders’ Common Equity to Tangible Assets”.

Investor Contact: Susan K. Cullen, SEVP, CFO and Treasurer, 718-961-54007

FLUSHING FINANCIAL CORPORATION and SUBSIDIARIES

CONSOLIDATED STATEMENTS OF (LOSS) INCOME

(Unaudited)

	For the three months ended					For the year ended
	December 31,	September 30,	June 30,	March 31,	December 31,	December 31,	December 31,
(In thousands, except per share data)	2024	2024	2024	2024	2023	2024	2023
Interest and Dividend Income
Interest and fees on loans	$94,111	$95,780	$92,728	$92,959	$95,616	$375,578	$355,348
Interest and dividends on securities:
Interest	24,111	24,215	18,209	12,541	10,803	79,076	37,598
Dividends	31	33	33	33	34	130	126
Other interest income	1,787	2,565	2,260	3,966	2,310	10,578	8,405
Total interest and dividend income	120,040	122,593	113,230	109,499	108,763	465,362	401,477

Interest Expense
Deposits	59,728	66,150	60,893	57,865	53,284	244,636	188,655
Other interest expense	9,077	10,840	9,561	9,237	9,394	38,715	33,670
Total interest expense	68,805	76,990	70,454	67,102	62,678	283,351	222,325

Net Interest Income	51,235	45,603	42,776	42,397	46,085	182,011	179,152
Provision for credit losses	6,440	1,727	809	592	998	9,568	10,518
Net Interest Income After Provision for Credit Losses	44,795	43,876	41,967	41,805	45,087	172,443	168,634

Noninterest (Loss) Income
Banking services fee income	2,180	1,790	1,583	1,394	2,824	6,947	8,651
Net loss on sale of securities	(72,315)	—	—	—	—	(72,315)	—
Net gain (loss) on sale of loans	(3,836)	137	26	110	—	(3,563)	108
Net gain (loss) from fair value adjustments	(1,136)	974	57	(834)	906	(939)	2,573
Federal Home Loan Bank of New York stock dividends	754	624	669	743	658	2,790	2,513
Life insurance proceeds	284	1	—	—	697	285	1,281
Bank owned life insurance	2,322	1,260	1,223	1,200	1,173	6,005	4,573
Other income	725	1,491	658	471	1,144	3,345	2,889
Total noninterest (loss) income	(71,022)	6,277	4,216	3,084	7,402	(57,445)	22,588

Noninterest Expense
Salaries and employee benefits	25,346	22,216	21,723	22,113	23,359	91,398	85,957
Occupancy and equipment	3,880	3,745	3,713	3,779	3,698	15,117	14,396
Professional services	2,516	2,752	2,786	2,792	2,523	10,846	9,569
FDIC deposit insurance	2,005	1,318	1,322	1,652	1,162	6,297	3,994
Data processing	1,697	1,681	1,785	1,727	1,646	6,890	5,976
Depreciation and amortization	1,412	1,436	1,425	1,457	1,491	5,730	5,965
Other real estate owned/foreclosure expense	276	135	125	145	105	681	605
Gain on sale of other real estate owned	—	(174)	—	—	—	(174)	—
Prepayment penalty on borrowings	2,572	—	—	—	—	2,572	—
Other operating expenses	5,926	5,587	6,168	6,227	6,751	23,908	24,927
Total noninterest expense	45,630	38,696	39,047	39,892	40,735	163,265	151,389

(Loss) Income Before Provision for Income Taxes	(71,857)	11,457	7,136	4,997	11,754	(48,267)	39,833

Provision (Benefit) for income taxes	(22,612)	2,551	1,814	1,313	3,655	(16,934)	11,169

Net (Loss) Income	$(49,245)	$8,906	$5,322	$3,684	$8,099	$(31,333)	$28,664

Basic (loss) earnings per common share	$(1.61)	$0.30	$0.18	$0.12	$0.27	$(1.05)	$0.96
Diluted (loss) earnings per common share	$(1.61)	$0.30	$0.18	$0.12	$0.27	$(1.05)	$0.96
Dividends per common share	$0.22	$0.22	$0.22	$0.22	$0.22	$0.88	$0.88

Basic average shares	30,519	29,742	29,789	29,742	29,650	29,949	29,925
Diluted average shares	30,519	29,742	29,789	29,742	29,650	29,949	29,925

Investor Contact: Susan K. Cullen, SEVP, CFO and Treasurer, 718-961-54008

FLUSHING FINANCIAL CORPORATION and SUBSIDIARIES

CONSOLIDATED STATEMENTS OF FINANCIAL CONDITION

(Unaudited)

	December 31,	September 30,	June 30,	March 31,	December 31,
(Dollars in thousands)	2024	2024	2024	2024	2023
ASSETS
Cash and due from banks	$152,574	$267,643	$156,913	$210,723	$172,157
Securities held-to-maturity:
Mortgage-backed securities	7,836	7,841	7,846	7,850	7,855
Other securities, net	43,649	63,859	64,166	64,612	65,068
Securities available for sale:
Mortgage-backed securities	911,636	926,731	869,494	509,527	354,344
Other securities	586,269	687,518	679,117	667,156	520,409
Loans held for sale	70,098	—	—	—	—
Loans	6,745,848	6,818,328	6,777,026	6,821,943	6,906,950
Allowance for credit losses	(40,152)	(40,342)	(41,648)	(40,752)	(40,161)
Net loans	6,705,696	6,777,986	6,735,378	6,781,191	6,866,789
Interest and dividends receivable	62,036	64,369	62,752	61,449	59,018
Bank premises and equipment, net	17,852	18,544	19,426	20,102	21,273
Federal Home Loan Bank of New York stock	38,096	32,745	46,331	24,845	31,066
Bank owned life insurance	218,174	217,200	215,940	214,718	213,518
Goodwill	17,636	17,636	17,636	17,636	17,636
Core deposit intangibles	1,123	1,220	1,322	1,428	1,537
Right of use asset	45,800	44,787	46,636	37,631	39,557
Other assets	160,497	152,807	174,283	188,457	167,009
Total assets	$9,038,972	$9,280,886	$9,097,240	$8,807,325	$8,537,236

LIABILITIES
Total deposits	$7,178,933	$7,572,395	$6,906,863	$7,253,207	$6,815,261
Borrowed funds	916,054	846,123	1,316,565	671,474	841,281
Operating lease liability	46,443	45,437	47,485	38,674	40,822
Other liabilities	173,003	150,040	161,005	174,143	170,035
Total liabilities	8,314,433	8,613,995	8,431,918	8,137,498	7,867,399

STOCKHOLDERS' EQUITY
Preferred stock (5,000,000 shares authorized; none issued)	—	—	—	—	—
Common stock ($0.01 par value; 100,000,000 shares authorized)	387	341	341	341	341
Additional paid-in capital	326,671	261,274	260,585	260,413	264,534
Treasury stock	(101,655)	(101,633)	(101,633)	(101,641)	(106,070)
Retained earnings	492,003	547,708	545,345	546,530	549,683
Accumulated other comprehensive loss, net of taxes	7,133	(40,799)	(39,316)	(35,816)	(38,651)
Total stockholders' equity	724,539	666,891	665,322	669,827	669,837

Total liabilities and stockholders' equity	$9,038,972	$9,280,886	$9,097,240	$8,807,325	$8,537,236

(In thousands)
Issued shares	38,678	34,088	34,088	34,088	34,088
Outstanding shares	33,659	29,069	29,069	29,069	28,866
Treasury shares	5,019	5,019	5,019	5,019	5,222

Investor Contact: Susan K. Cullen, SEVP, CFO and Treasurer, 718-961-54009

FLUSHING FINANCIAL CORPORATION and SUBSIDIARIES

AVERAGE BALANCE SHEETS

(Unaudited)

	For the three months ended					For the year ended
	December 31,	September 30,	June 30,	March 31,	December 31,	December 31,	December 31,
(In thousands)	2024	2024	2024	2024	2023	2024	2023
Interest-earning Assets:
Loans held for sale	$762	$—	$—	$—	$—	$192	$—
Mortgage loans, net	5,358,490	5,337,170	5,338,614	5,353,606	5,356,112	5,346,975	5,328,067
Commercial Business loans, net	1,421,778	1,400,091	1,409,526	1,450,511	1,511,815	1,420,424	1,517,282
Total loans, net	6,780,268	6,737,261	6,748,140	6,804,117	6,867,927	6,767,399	6,845,349
Taxable securities:
Mortgage-backed securities	919,587	984,383	691,802	462,934	426,612	765,700	442,228
Other securities, net	652,755	714,161	663,975	590,204	527,316	655,428	485,118
Total taxable securities	1,572,342	1,698,544	1,355,777	1,053,138	953,928	1,421,128	927,346
Tax-exempt securities:
Other securities	64,531	65,070	65,451	65,939	66,242	65,245	66,533
Total tax-exempt securities	64,531	65,070	65,451	65,939	66,242	65,245	66,533
Interest-earning deposits and federal funds sold	169,579	208,796	185,626	311,966	188,894	218,829	184,565
Total interest-earning assets	8,587,482	8,709,671	8,354,994	8,235,160	8,076,991	8,472,793	8,023,793
Other assets	484,397	494,213	475,671	472,345	492,011	481,698	477,771
Total assets	$9,071,879	$9,203,884	$8,830,665	$8,707,505	$8,569,002	$8,954,491	$8,501,564

Interest-bearing Liabilities:
Deposits:
Savings accounts	$99,669	$102,196	$103,335	$106,212	$110,316	$102,843	$121,102
NOW accounts	2,024,600	1,886,387	2,017,085	1,935,250	1,848,285	1,965,774	1,937,974
Money market accounts	1,686,614	1,673,499	1,714,085	1,725,714	1,625,453	1,699,869	1,754,059
Certificate of deposit accounts	2,681,742	2,884,280	2,443,047	2,406,283	2,340,115	2,604,817	2,091,677
Total due to depositors	6,492,625	6,546,362	6,277,552	6,173,459	5,924,169	6,373,303	5,904,812
Mortgagors' escrow accounts	87,120	71,965	95,532	73,822	86,592	82,095	81,015
Total interest-bearing deposits	6,579,745	6,618,327	6,373,084	6,247,281	6,010,761	6,455,398	5,985,827
Borrowings	759,962	886,190	766,984	767,646	803,148	795,348	776,050
Total interest-bearing liabilities	7,339,707	7,504,517	7,140,068	7,014,927	6,813,909	7,250,746	6,761,877
Noninterest-bearing demand deposits	869,759	845,456	822,856	834,217	873,276	843,151	867,667
Other liabilities	188,825	181,149	200,184	189,176	211,998	189,808	196,869
Total liabilities	8,398,291	8,531,122	8,163,108	8,038,320	7,899,183	8,283,705	7,826,413
Equity	673,588	672,762	667,557	669,185	669,819	670,786	675,151
Total liabilities and equity	$9,071,879	$9,203,884	$8,830,665	$8,707,505	$8,569,002	$8,954,491	$8,501,564

Net interest-earning assets	$1,247,775	$1,205,154	$1,214,926	$1,220,233	$1,263,082	$1,222,047	$1,261,916

Investor Contact: Susan K. Cullen, SEVP, CFO and Treasurer, 718-961-540010

FLUSHING FINANCIAL CORPORATION and SUBSIDIARIES

NET INTEREST INCOME AND NET INTEREST MARGIN

(Unaudited)

	For the three months ended										For the year ended
	December 31,		September 30,		June 30,		March 31,		December 31,		December 31,		December 31,
(Dollars in thousands)	2024		2024		2024		2024		2023		2024		2023
Interest Income:
Loans held for sale	$7		$—		$—		$—		$—		$7		$—
Mortgage loans, net	73,252		74,645		71,968		71,572		72,505		291,437		267,178
Commercial Business loans, net	20,852		21,135		20,760		21,387		23,111		84,134		88,170
Total loans, net	94,104		95,780		92,728		92,959		95,616		375,571		355,348
Taxable securities:
Mortgage-backed securities	13,884		12,443		7,462		3,696		3,217		37,485		11,505
Other securities	9,887		11,431		10,408		8,504		7,239		40,230		24,700
Total taxable securities	23,771		23,874		17,870		12,200		10,456		77,715		36,205
Tax-exempt securities:
Other securities	469		474		470		474		482		1,887		1,923
Total tax-exempt securities	469		474		470		474		482		1,887		1,923
Interest-earning deposits and federal funds sold	1,787		2,565		2,260		3,966		2,310		10,578		8,405
Total interest-earning assets	120,138		122,693		113,328		109,599		108,864		465,758		401,881
Interest Expense:
Deposits:
Savings accounts	$113		$122		$115		$122		$124		$472		$520
NOW accounts	18,390		18,795		20,007		18,491		17,411		75,683		64,191
Money market accounts	15,909		17,485		17,326		17,272		15,785		67,992		58,898
Certificate of deposit accounts	25,258		29,676		23,383		21,918		19,917		100,235		64,844
Total due to depositors	59,670		66,078		60,831		57,803		53,237		244,382		188,453
Mortgagors' escrow accounts	58		72		62		62		47		254		202
Total interest-bearing deposits	59,728		66,150		60,893		57,865		53,284		244,636		188,655
Borrowings	9,077		10,840		9,561		9,237		9,394		38,715		33,670
Total interest-bearing liabilities	68,805		76,990		70,454		67,102		62,678		283,351		222,325
Net interest income- tax equivalent	$51,333		$45,703		$42,874		$42,497		$46,186		$182,407		$179,556
Included in net interest income above:
Episodic items (1)	$648		$1,647		$369		$928		$3,416		$3,592		$5,268
Net gains/(losses) from fair value adjustments on qualifying hedges included in net interest income	2,911		554		177		(187)		(872)		3,455		371
Purchase accounting adjustments	191		155		182		271		461		799		1,454
Interest-earning Assets Yields:
Mortgage loans, net	3.67%		—%		—%		—%		—%		3.65%		—%
Mortgage loans, net	5.47		5.59		5.39		5.35		5.41		5.45		5.01
Commercial Business loans, net	5.87		6.04		5.89		5.90		6.11		5.92		5.81
Total loans, net	5.55		5.69		5.50		5.46		5.57		5.55		5.19
Taxable securities:
Mortgage-backed securities	6.04		5.06		4.31		3.19		3.02		4.90		2.60
Other securities	6.06		6.40		6.27		5.76		5.49		6.14		5.09
Total taxable securities	6.05		5.62		5.27		4.63		4.38		5.47		3.90
Tax-exempt securities: (2)
Other securities	2.91		2.91		2.87		2.88		2.91		2.89		2.89
Total tax-exempt securities	2.91		2.91		2.87		2.88		2.91		2.89		2.89
Interest-earning deposits and federal funds sold	4.22		4.91		4.87		5.09		4.89		4.83		4.55
Total interest-earning assets (1)	5.60%		5.63%		5.43%		5.32%		5.39%		5.50%		5.01%
Interest-bearing Liabilities Yields:
Deposits:
Savings accounts	0.45%		0.48%		0.45%		0.46%		0.45%		0.46%		0.43%
NOW accounts	3.63		3.99		3.97		3.82		3.77		3.85		3.31
Money market accounts	3.77		4.18		4.04		4.00		3.88		4.00		3.36
Certificate of deposit accounts	3.77		4.12		3.83		3.64		3.40		3.85		3.10
Total due to depositors	3.68		4.04		3.88		3.75		3.59		3.83		3.19
Mortgagors' escrow accounts	0.27		0.40		0.26		0.34		0.22		0.31		0.25
Total interest-bearing deposits	3.63		4.00		3.82		3.70		3.55		3.79		3.15
Borrowings	4.78		4.89		4.99		4.81		4.68		4.87		4.34
Total interest-bearing liabilities	3.75%		4.10%		3.95%		3.83%		3.68%		3.91%		3.29%
Net interest rate spread (tax equivalent) (1)	1.85%		1.53%		1.48%		1.49%		1.71%		1.59%		1.72%
Net interest margin (tax equivalent) (1)	2.39%		2.10%		2.05%		2.06%		2.29%		2.15%		2.24%
Ratio of interest-earning assets to interest-bearing liabilities	1.17	X	1.16	X	1.17	X	1.17	X	1.19	X	1.17	X	1.19	X

(1)	Episodic items include prepayment penalty income, net reversals and recovered interest from nonaccrual and delinquent loans, and swap terminations fees/income.
(2)	Yields are calculated on the tax equivalent basis using the statutory federal income tax rate of 21% for the periods presented.

Investor Contact: Susan K. Cullen, SEVP, CFO and Treasurer, 718-961-540011

FLUSHING FINANCIAL CORPORATION and SUBSIDIARIES

DEPOSIT and LOAN COMPOSITION

(Unaudited)

Deposit Composition

						4Q24 vs.	4Q24 vs.
	December 31,	September 30,	June 30,	March 31,	December 31,	3Q24	4Q23
(Dollars in thousands)	2024	2024	2024	2024	2023	% Change	% Change
Noninterest bearing	$836,545	$860,930	$825,327	$815,937	$847,416	(2.8)%	(1.3)%
Interest bearing:
Certificate of deposit accounts	2,650,164	2,875,486	2,435,894	2,529,095	2,311,290	(7.8)	14.7
Savings accounts	98,964	100,279	103,296	105,147	108,605	(1.3)	(8.9)
Money market accounts	1,686,109	1,659,027	1,710,376	1,717,298	1,726,404	1.6	(2.3)
NOW accounts	1,854,069	2,003,301	1,774,268	2,003,649	1,771,164	(7.4)	4.7
Total interest-bearing deposits	6,289,306	6,638,093	6,023,834	6,355,189	5,917,463	(5.3)	6.3
Total due to depositors	7,125,851	7,499,023	6,849,161	7,171,126	6,764,879	(5.0)	5.3
Mortgagors' escrow deposits	53,082	73,372	57,702	82,081	50,382	(27.7)	5.4
Total deposits	$7,178,933	$7,572,395	$6,906,863	$7,253,207	$6,815,261	(5.2)%	5.3%

Loan Composition

						4Q24 vs.	4Q24 vs.
	December 31,	September 30,	June 30,	March 31,	December 31,	3Q24	4Q23
(Dollars in thousands)	2024	2024	2024	2024	2023	% Change	% Change
Multifamily residential	$2,527,222	$2,638,863	$2,631,751	$2,622,737	$2,658,205	(4.2)%	(4.9)%
Commercial real estate	1,973,124	1,929,093	1,894,509	1,925,312	1,958,252	2.3	0.8
One-to-four family ― mixed use property	511,222	515,511	518,510	516,198	530,243	(0.8)	(3.6)
One-to-four family ― residential	244,282	252,293	261,716	267,156	220,213	(3.2)	10.9
Construction	60,399	63,674	65,161	60,568	58,673	(5.1)	2.9
Mortgage loans	5,316,249	5,399,434	5,371,647	5,391,971	5,425,586	(1.5)	(2.0)

Small Business Administration	19,925	19,368	13,957	16,244	20,205	2.9	(1.4)
Commercial business and other	1,401,602	1,387,965	1,389,711	1,411,725	1,452,518	1.0	(3.5)
Commercial Business loans	1,421,527	1,407,333	1,403,668	1,427,969	1,472,723	1.0	(3.5)

Gross loans	6,737,776	6,806,767	6,775,315	6,819,940	6,898,309	(1.0)	(2.3)
Net unamortized (premiums) and unearned loan (cost) fees (1)	8,072	11,561	1,711	2,003	8,641	(30.2)	(6.6)
Allowance for credit losses	(40,152)	(40,342)	(41,648)	(40,752)	(40,161)	(0.5)	—
Net loans	$6,705,696	$6,777,986	$6,735,378	$6,781,191	$6,866,789	(1.1)%	(2.3)%

(1)

Includes $2.8 million, $3.1 million, $3.4 million, $3.6 million, and $3.9 million of purchase accounting unamortized discount resulting from the acquisition of Empire Bancorp at December 31, 2024, September 30, 2024, June 30, 2024, March 31, 2024, and December 31, 2023, respectively.

Investor Contact: Susan K. Cullen, SEVP, CFO and Treasurer, 718-961-540012

FLUSHING FINANCIAL CORPORATION and SUBSIDIARIES

LOAN CLOSINGS and RATES

(Unaudited)

Loan Closings

	For the three months ended					For the year ended
	December 31,	September 30,	June 30,	March 31,	December 31,	December 31,	December 31,
(In thousands)	2024	2024	2024	2024	2023	2024	2023
Multifamily residential	$25,232	$50,528	$27,966	$11,805	$82,995	$115,531	$232,715
Commercial real estate	75,285	56,713	20,573	10,040	60,092	162,611	184,382
One-to-four family – mixed use property	6,622	5,709	3,980	750	3,319	17,061	20,097
One-to-four family – residential	739	1,705	689	52,539	1,454	55,672	6,883
Construction	9,338	5,063	4,594	1,895	8,007	20,890	34,381
Mortgage loans	117,216	119,718	57,802	77,029	155,867	371,765	478,458

Small Business Administration	1,368	5,930	—	—	1,162	7,298	2,300
Commercial business and other	106,580	91,447	68,162	52,955	87,255	319,144	337,322
Commercial Business loans	107,948	97,377	68,162	52,955	88,417	326,442	339,622

Total Closings	$225,164	$217,095	$125,964	$129,984	$244,284	$698,207	$818,080

Weighted Average Rate on Loan Closings

	For the three months ended
	December 31,	September 30,	June 30,	March 31,	December 31,
Loan type	2024	2024	2024	2024	2023
Mortgage loans	7.12%	7.31%	7.58%	6.36%	7.55%
Commercial Business loans	7.45	7.75	7.94	8.29	7.93
Total loans	7.28%	7.51%	7.77%	7.13%	7.69%

Investor Contact: Susan K. Cullen, SEVP, CFO and Treasurer, 718-961-540013

FLUSHING FINANCIAL CORPORATION and SUBSIDIARIES

ASSET QUALITY

(Unaudited)

Allowance for Credit Losses

	For the three months ended					For the year ended
	December 31,	September 30,	June 30,	March 31,	December 31,	December 31,	December 31,
(Dollars in thousands)	2024	2024	2024	2024	2023	2024	2023
Allowance for credit losses - loans
Beginning balances	$40,342	$41,648	$40,752	$40,161	$39,228	$40,161	$40,442

Net loan charge-off (recoveries):
Multifamily residential	(1)	—	(1)	—	(1)	(2)	(2)
Commercial real estate	421	—	—	—	—	421	8
One-to-four family – mixed-use property	—	—	(2)	—	(1)	(2)	(1)
One-to-four family – residential	(41)	(58)	(2)	13	9	(88)	(29)
Small Business Administration	(4)	(1)	(91)	(5)	(29)	(101)	(241)
Commercial business and other	4,361	3,095	4	(4)	82	7,456	11,077
Total net loan charge-offs (recoveries)	4,736	3,036	(92)	4	60	7,684	10,812

Provision (benefit) for loan losses	4,546	1,730	804	595	993	7,675	10,531

Ending balance	$40,152	$40,342	$41,648	$40,752	$40,161	$40,152	$40,161

Gross charge-offs	$4,790	$3,110	$11	$58	$107	$7,969	$11,157
Gross recoveries	54	74	103	54	47	285	345

Allowance for credit losses - loans to gross loans	0.60%	0.59%	0.61%	0.60%	0.58%	0.60%	0.58%
Net loan charge-offs (recoveries) to average loans	0.28	0.18	(0.01)	—	—	0.11	0.16

Nonperforming Assets

	December 31,	September 30,	June 30,	March 31,	December 31,
(Dollars in thousands)	2024	2024	2024	2024	2023
Loans 90 Days or More Past Due and Still Accruing:
Multifamily residential	$—	$—	$—	$—	$1,463
Total Loans 90 Days or more past due and still accruing	—	—	—	—	1,463

Nonaccrual Loans:
Multifamily residential	11,031	9,478	13,774	4,669	3,206
Commercial real estate	6,283	6,705	—	—	—
One-to-four family - mixed-use property	116	369	909	911	981
One-to-four family - residential	1,428	1,493	3,633	3,768	5,181
Small Business Administration	2,445	2,445	2,552	2,552	2,552
Commercial business and other	12,015	13,771	13,672	12,929	11,789
Total Nonaccrual loans	33,318	34,261	34,540	24,829	23,709

Total Nonperforming Loans (NPLs)	33,318	34,261	34,540	24,829	25,172

Other Nonperforming Assets:
Real estate acquired through foreclosure	—	—	665	665	—
Total Other nonperforming assets	—	—	665	665	—

Total Nonaccrual HTM Securities	18,000	20,627	20,627	20,760	20,981

Total Nonperforming Assets	$51,318	$54,888	$55,832	$46,254	$46,153

Nonperforming Assets to Total Assets	0.57%	0.59%	0.61%	0.53%	0.54%
Allowance for Credit Losses to NPLs	120.5%	117.7%	120.6%	164.1%	159.5%

Investor Contact: Susan K. Cullen, SEVP, CFO and Treasurer, 718-961-540014

FLUSHING FINANCIAL CORPORATION and SUBSIDIARIES

RECONCILIATION OF GAAP (LOSS) EARNINGS and CORE EARNINGS

Non-cash Fair Value Adjustments to GAAP (Loss) Earnings

The variance in GAAP (loss) and core earnings is partly driven by the impact of non-cash net gains and losses from fair value adjustments. These fair value adjustments relate primarily to borrowings carried at fair value under the fair value option.

Core Net Income, Core Diluted EPS, Core ROAE, Core ROAA, Pre-provision Pre-tax Net Revenue, Core Net Interest Income FTE, Core Net Interest Margin FTE, Core Interest Income and Yield on Total Loans, Core Noninterest Income, Core Noninterest Expense and Tangible Book Value per common share are each non-GAAP measures used in this release. A reconciliation to the most directly comparable GAAP financial measures appears below in tabular form. The Company believes that these measures are useful for both investors and management to understand the effects of certain interest and noninterest items and provide an alternative view of the Company’s performance over time and in comparison, to the Company’s competitors. These measures should not be viewed as a substitute for net income. The Company believes that tangible book value per common share is useful for both investors and management as this measure is commonly used by financial institutions, regulators, and investors to measure the capital adequacy of financial institutions. The Company believes these measures facilitate comparison of the quality and composition of the Company’s capital over time and in comparison, to its competitors. These measures should not be viewed as a substitute for total shareholders’ equity.

These non-GAAP measures have inherent limitations, are not required to be uniformly applied and are not audited. They should not be considered in isolation or as a substitute for analysis of results reported under GAAP. These non-GAAP measures may not be comparable to similarly titled measures reported by other companies.

Investor Contact: Susan K. Cullen, SEVP, CFO and Treasurer, 718-961-540015

FLUSHING FINANCIAL CORPORATION and SUBSIDIARIES

RECONCILIATION OF GAAP (LOSS) EARNINGS and CORE EARNINGS

(Unaudited)

	For the three months ended					For the year ended
(Dollars in thousands,	December 31,	September 30,	June 30,	March 31,	December 31,	December 31,	December 31,
except per share data)	2024	2024	2024	2024	2023	2024	2023

GAAP (loss) income before income taxes	$(71,857)	$11,457	$7,136	$4,997	$11,754	$(48,267)	$39,833

Net (gain) loss from fair value adjustments (Noninterest income (loss))	1,136	(974)	(57)	834	(906)	939	(2,573)
Net loss on sale of securities (Noninterest income (loss))	72,315	—	—	—	—	72,315	—
Life insurance proceeds (Noninterest income (loss))	(284)	(1)	—	—	(697)	(285)	(1,281)
Valuation allowance on loans transferred to held for sale (Noninterest income (loss))	3,836	—	—	—	—	3,836	—
Net (gain) loss from fair value adjustments on qualifying hedges (Net interest income)	(2,911)	(554)	(177)	187	872	(3,455)	(371)
Prepayment penalty on borrowings (Noninterest expense)	2,572	—	—	—	—	2,572	—
Net amortization of purchase accounting adjustments and intangibles (Various)	(101)	(62)	(85)	(169)	(355)	(417)	(1,007)
Miscellaneous expense (Professional services)	218	10	494	—	526	722	526

Core income before taxes	4,924	9,876	7,311	5,849	11,194	27,960	35,127

Provision for core income taxes	715	2,153	1,855	1,537	3,648	6,260	10,209

Core net income	$4,209	$7,723	$5,456	$4,312	$7,546	$21,700	$24,918

GAAP diluted (loss) earnings per common share	$(1.61)	$0.30	$0.18	$0.12	$0.27	$(1.05)	$0.96
Net (gain) loss from fair value adjustments, net of tax	0.03	(0.03)	(0.01)	0.02	(0.02)	0.02	(0.06)
Net loss on sale of securities, net of tax	1.65	—	—	—	—	1.68	—
Life insurance proceeds	(0.01)	—	—	—	(0.02)	(0.01)	(0.04)
Valuation allowance on loans transferred to held for sale, net of tax	0.09	—	—	—	—	0.09	—
Net (gain) loss from fair value adjustments on qualifying hedges, net of tax	(0.07)	(0.01)	—	—	0.02	(0.08)	(0.01)
Prepayment penalty on borrowings, net of tax	0.06	—	—	—	—	0.06	—
Net amortization of purchase accounting adjustments, net of tax	—	—	—	—	(0.01)	(0.01)	(0.02)
Miscellaneous expense, net of tax	—	—	0.01	—	0.01	0.02	0.01

Core diluted earnings per common share(1)	$0.14	$0.26	$0.18	$0.14	$0.25	$0.73	$0.83

Core net income, as calculated above	$4,209	$7,723	$5,456	$4,312	$7,546	$21,700	$24,918
Average assets	9,060,481	9,203,884	8,830,665	8,707,505	8,569,002	8,951,618	8,501,564
Average equity	662,190	672,762	667,557	669,185	669,819	667,913	675,151
Core return on average assets(2)	0.19%	0.34%	0.25%	0.20%	0.35%	0.24%	0.29%
Core return on average equity(2)	2.54%	4.59%	3.27%	2.58%	4.51%	3.25%	3.69%

(1)	Core diluted earnings per common share may not foot due to rounding.
(2)	Ratios are calculated on an annualized basis.

Investor Contact: Susan K. Cullen, SEVP, CFO and Treasurer, 718-961-540016

FLUSHING FINANCIAL CORPORATION and SUBSIDIARIES

RECONCILIATION OF GAAP REVENUE and PRE-PROVISION

PRE-TAX NET REVENUE

(Unaudited)

	For the three months ended					For the year ended
	December 31,	September 30,	June 30,	March 31,	December 31,	December 31,	December 31,
(Dollars in thousands)	2024	2024	2024	2024	2023	2024	2023

GAAP Net interest income	$51,235	$45,603	$42,776	$42,397	$46,085	$182,011	$179,152
Net (gain) loss from fair value adjustments on qualifying hedges	(2,911)	(554)	(177)	187	872	(3,455)	(371)
Net amortization of purchase accounting adjustments	(191)	(155)	(182)	(271)	(461)	(799)	(1,454)
Core Net interest income	$48,133	$44,894	$42,417	$42,313	$46,496	$177,757	$177,327

GAAP Noninterest (loss) income	$(71,022)	$6,277	$4,216	$3,084	$7,402	$(57,445)	$22,588
Net (gain) loss from fair value adjustments	1,136	(974)	(57)	834	(906)	939	(2,573)
Net loss on sale of securities	72,315	—	—	—	—	72,315	—
Valuation allowance on loans transferred to held for sale	3,836	—	—	—	—	3,836	—
Life insurance proceeds	(284)	(1)	—	—	(697)	(285)	(1,281)
Core Noninterest income	$5,981	$5,302	$4,159	$3,918	$5,799	$19,360	$18,734

GAAP Noninterest expense	$45,630	$38,696	$39,047	$39,892	$40,735	$163,265	$151,389
Prepayment penalty on borrowings	(2,572)	—	—	—	—	(2,572)	—
Net amortization of purchase accounting adjustments	(90)	(93)	(97)	(102)	(106)	(382)	(447)
Miscellaneous expense	(218)	(10)	(494)	—	(526)	(722)	(526)
Core Noninterest expense	$42,750	$38,593	$38,456	$39,790	$40,103	$159,589	$150,416

Net interest income	$51,235	$45,603	$42,776	$42,397	$46,085	$182,011	$179,152
Noninterest income (loss)	(71,022)	6,277	4,216	3,084	7,402	(57,445)	22,588
Noninterest expense	(45,630)	(38,696)	(39,047)	(39,892)	(40,735)	(163,265)	(151,389)
Pre-provision pre-tax net (loss) revenue	$(65,417)	$13,184	$7,945	$5,589	$12,752	$(38,699)	$50,351

Core:
Net interest income	$48,133	$44,894	$42,417	$42,313	$46,496	$177,757	$177,327
Noninterest income	5,981	5,302	4,159	3,918	5,799	19,360	18,734
Noninterest expense	(42,750)	(38,593)	(38,456)	(39,790)	(40,103)	(159,589)	(150,416)
Pre-provision pre-tax net revenue	$11,364	$11,603	$8,120	$6,441	$12,192	$37,528	$45,645
Efficiency Ratio	79.0%	77.2%	82.6%	86.1%	76.7%	81.0%	76.7%

Investor Contact: Susan K. Cullen, SEVP, CFO and Treasurer, 718-961-540017

FLUSHING FINANCIAL CORPORATION and SUBSIDIARIES

RECONCILIATION OF GAAP NET INTEREST INCOME and NET INTEREST MARGIN

to CORE NET INTEREST INCOME

(Unaudited)

	For the three months ended					For the year ended
	December 31,	September 30,	June 30,	March 31,	December 31,	December 31,	December 31,
(Dollars in thousands)	2024	2024	2024	2024	2023	2024	2023
GAAP net interest income	$51,235	$45,603	$42,776	$42,397	$46,085	$182,011	$179,152
Net (gain) loss from fair value adjustments on qualifying hedges	(2,911)	(554)	(177)	187	872	(3,455)	(371)
Net amortization of purchase accounting adjustments	(191)	(155)	(182)	(271)	(461)	(799)	(1,454)
Tax equivalent adjustment	98	100	98	100	101	396	404
Core net interest income FTE	$48,231	$44,994	$42,515	$42,413	$46,597	$178,153	$177,731
Episodic items (1)	(648)	(1,647)	(369)	(928)	(3,416)	(3,592)	(5,268)
Net interest income FTE excluding episodic items	$47,583	$43,347	$42,146	$41,485	$43,181	$174,561	$172,463

Total average interest-earning assets (2)	$8,590,022	$8,712,443	$8,358,006	$8,238,395	$8,080,550	$8,475,681	$8,027,898
Core net interest margin FTE	2.25%	2.07%	2.03%	2.06%	2.31%	2.10%	2.21%
Net interest margin FTE excluding episodic items	2.22%	1.99%	2.02%	2.01%	2.14%	2.06%	2.15%

GAAP interest income on total loans, net (3)	$94,104	$95,780	$92,728	$92,959	$95,616	$375,571	$355,348
Net (gain) loss from fair value adjustments on qualifying hedges - loans	29	(364)	(137)	123	978	(349)	(345)
Net amortization of purchase accounting adjustments	(216)	(168)	(198)	(295)	(484)	(877)	(1,503)
Core interest income on total loans, net	$93,917	$95,248	$92,393	$92,787	$96,110	$374,345	$353,500

Average total loans, net (2)	$6,783,264	$6,740,579	$6,751,715	$6,807,944	$6,872,115	$6,770,826	$6,850,124
Core yield on total loans	5.54%	5.65%	5.47%	5.45%	5.59%	5.53%	5.16%

(1)	Episodic items include prepayment penalty income, net reversals and recovered interest from nonaccrual and delinquent loans, and swap terminations fees/income.
(2)	Excludes purchase accounting average balances for all periods presented.
(3)	Excludes interest income from loans held for sale.

Investor Contact: Susan K. Cullen, SEVP, CFO and Treasurer, 718-961-540018

FLUSHING FINANCIAL CORPORATION and SUBSIDIARIES

CALCULATION OF TANGIBLE STOCKHOLDERS’

COMMON EQUITY to TANGIBLE ASSETS

(Unaudited)

	December 31,	September 30,	June 30,	March 31,	December 31,
(Dollars in thousands)	2024	2024	2024	2024	2023
Total Equity	$724,539	$666,891	$665,322	$669,827	$669,837
Less:
Goodwill	(17,636)	(17,636)	(17,636)	(17,636)	(17,636)
Core deposit intangibles	(1,123)	(1,220)	(1,322)	(1,428)	(1,537)
Tangible Stockholders' Common Equity	$705,780	$648,035	$646,364	$650,763	$650,664

Total Assets	$9,038,972	$9,280,886	$9,097,240	$8,807,325	$8,537,236
Less:
Goodwill	(17,636)	(17,636)	(17,636)	(17,636)	(17,636)
Core deposit intangibles	(1,123)	(1,220)	(1,322)	(1,428)	(1,537)
Tangible Assets	$9,020,213	$9,262,030	$9,078,282	$8,788,261	$8,518,063

Tangible Stockholders' Common Equity to Tangible Assets	7.82%	7.00%	7.12%	7.40%	7.64%

Investor Contact: Susan K. Cullen, SEVP, CFO and Treasurer, 718-961-540019